SUPPLEMENT

DATED JUNE 1, 2009 TO THE

CLASS A, B, C SHARES PROSPECTUS DATED MARCH 1, 2009

CLASS I SHARES PROSPECTUS DATED MARCH 1, 2009

CLASS R3, R4, R5 AND Y SHARES PROSPECTUS DATED MARCH 1, 2009

CLASS Y SHARES PROSPECTUS DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY, THE “PROSPECTUSES”)

The above referenced Prospectuses are revised as follows:

The Hartford International Growth Fund

Effective June 15, 2009, portfolio management resources provided by Wellington Management Company, LLP and dedicated to The Hartford International Growth Fund (the “Fund”) will be expanded. John A. Boselli will be added as a portfolio manager of the Fund alongside Andrew S. Offit with Matthew D. Hudson and Jean-Marc Berteaux continuing to be involved in portfolio management and securities analysis for the Fund.

Accordingly the following changes have been made to the Prospectuses effective June 15, 2009.

The section entitled “Principal Investment Strategy” has been replaced with the following:

Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) is researched by the team and global industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies. The fund may trade securities actively.

The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach. Each investment approach will continue to be focused on capital appreciation, and together the investment strategies represent an opportunistic, diversified fund profile that invests in globally competitive growth companies within growing sectors.

In the section entitled “Portfolio Management” the following information is added:

John A. Boselli, CFA, Director and Equity Portfolio Manager associated with Wellington Management, has served as portfolio manager for the fund since June 2009. Mr. Boselli joined Wellington Management as an investment professional in 2002.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

DATED JUNE 1, 2009 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION (the “SAI”)

FOR THE HARTFORD MUTUAL FUNDS

DATED MARCH 1, 2009

The SAI is revised as follows:

The Hartford International Growth Fund

Effective June 15, 2009, portfolio management resources provided by Wellington Management Company, LLP and dedicated to The Hartford International Growth Fund (the “Fund”) will be expanded. John A. Boselli will be added as a portfolio manager of the

Fund alongside Andrew S. Offit with Matthew D. Hudson and Jean-Marc Berteaux continuing to be involved in portfolio management and securities analysis for the Fund.

Accordingly the following change is being made to the SAI:

(1) In the section entitled “Portfolio Managers of the Funds – Other Accounts Sub-advised by Wellington Management Portfolio Managers,” the information for Mr. Boselli is amended as follows:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in million)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
John A. Boselli **	1(k)	$259.2	1	$1	0	$0
**	Mr.Boselli began managing The Hartford International Growth Fund in June 2009. Therefore the information presented in the table above is as of March 31, 2009.
(k)

In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Fund and International Growth Fund). Assets under management in those Funds total approximately $658.2 million and $272.5 million, respectively.

(2) In the section entitled “Portfolio Managers of the Funds – Equity Securities Beneficially owned by Wellington Management Portfolio Managers” the information for Mr. Boselli is amended as follows:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
John A. Boselli	Growth Fund International Growth Fund	$0 $0*

* Information is as of March 31, 2009

This Supplement should be retained with your SAI for future reference.